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
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                                                                                                              Exhibit M-1

Market Shares For Electric Companies in the United States: Sorted by Revenues
Data Current as of December 31, 1998*

                                                                                                                       Share of
Rank   Company                                                                                        Revenues           Total
-------------------------------------------------------------------------------------------------------------------------------
    1  FPL Group, inc. and Entergy Corporation (Pro forma post-merger)                                $ 12,502,151        6.39%
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    2  PECO/Unicom Corporation (Pro forma post-merger)#                                                 11,962,093        6.11%
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    3  AEP (Pro forma post-merger with CSW)                                                             10,620,722        5.43%
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    4  Consolidated Edison, Inc.and Northeast Utilities (Pro forma post-merger)                          9,931,515        5.07%
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    5  Southern Company                                                                                  9,762,569        4.99%
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    6  FirstEnergy Corp./GPU, Inc. (Pro forma post-merger)                                               9,292,095        4.75%
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    7  PG&E Corporation                                                                                  8,924,000        4.56%
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    8  Edison International                                                                              8,847,000        4.52%
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    9  Texas Utilities Company                                                                           6,556,103        3.35%
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   10  Carolina Power & Light Company and Florida Progress Corp.  (Pro forma post-merger)                5,778,245        2.95%
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   11  Niagara Mohawk Holdings, Inc./National Grid (Pro forma post-merger)                               5,654,861        2.89%
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   12  Xcel Energy (Pro forma post-merger of NSP and NCE)                                                5,338,679        2.73%
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   13  CINergy Corp.                                                                                     4,747,235        2.43%
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   14  Duke Energy Corporation                                                                           4,586,000        2.34%
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   15  Reliant Energy, Incorporated                                                                      4,350,275        2.22%
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   16  Dominion Resources, Inc.                                                                          4,284,600        2.19%
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   17  Public Service Enterprise Group Inc                                                               4,031,000        2.06%
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   18  DTE Energy Company                                                                                3,860,517        1.97%
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   19  lllinova Corporation/Dynegy Inc. (Pro forma post-merger)                                          3,562,788        1.82%
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   20  Energy East Corp (Pro forma post-merger of NYSEG and CMP)                                         3,438,157        1.76%
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   21  Ameren Corporation                                                                                3,094,211        1.58%
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   22  CMS Energy Corporation                                                                            2,883,000        1.47%
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   23  Allegheny Energy, Inc.                                                                            2,576,436        1.32%
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   24  MidAmerican Energy Hldgs-CalEnergy                                                                2,555,206        1.31%
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   25  PPL Corporation                                                                                   2,410,000        1.23%
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   26  NSTAR                                                                                             2,341,823        1.20%
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   27  Constellation Energy Group, Inc.                                                                  2,219,200        1.13%
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   28  Conectiv                                                                                          2,203,748        1.13%
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   29  Pinnacle West Capital Corporation                                                                 2,006,398        1.03%
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   30  Potomac Electric Power Company                                                                    1,886,100        0.96%
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   31  Sempra Energy                                                                                     1,865,000        0.95%
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   32  Wisconsin Energy Corporation                                                                      1,663,632        0.85%
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   33  Western Resources, Inc.                                                                           1,612,959        0.82%
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   34  Alliant Energy Corporation                                                                        1,567,442        0.80%
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   35  Puget Sound Energy, Inc.                                                                          1,475,208        0.75%
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   36  LG&E Energy Corp.                                                                                 1,438,824        0.74%
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   37  NiSource Inc.                                                                                     1,429,986        0.73%
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   38  TECO Energy, Inc.                                                                                 1,327,814        0.68%
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   39  OGE Energy Corp.                                                                                  1,312,078        0.67%
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   40  KeySpan Corporation                                                                               1,293,998        0.66%
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   41  SCANA Corporation                                                                                 1,220,000        0.62%
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   42  DQE                                                                                               1,126,789        0.58%
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   43  DPL Inc.                                                                                          1,070,700        0.55%
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   44  Hawaiian Electric Industries, Inc.                                                                1,016,283        0.52%
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   45  UtiliCorp United Inc, St. Joseph's and Empire District (Pro forma post-merger)                      945,005        0.48%
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   46  Kansas City Power &Light Company                                                                    938,941        0.48%
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   47  Sierra Pacific Resources                                                                            873,682        0.45%
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   48  Avista Corporation                                                                                  856,074        0.44%
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   49  Public Service Company -New Mexico                                                                  835,204        0.43%
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   50  IPALCO Enterprises, Inc.                                                                            785,835        0.40%
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   51  RGS Energy Group, Inc.                                                                              687,970        0.35%
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   52  United Illuminating Company                                                                         686,191        0.35%
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   53  UniSource Energy Corporation                                                                        625,407        0.32%
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   54  El Paso Electric Company                                                                            602,221        0.31%
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   55  TNP Enterprises, Inc.                                                                               586,445        0.30%
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
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
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   56  Minnesota Power, Inc.                                                                               559,900        0.29%
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   57  Montana Power Company                                                                               547,164        0.28%
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   58  WPS Resources Corporation                                                                           543,260        0.28%
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   59  Cleco Corporation                                                                                   515,175        0.26%
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   60  IDACORP, Inc.                                                                                       514,856        0.26%
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   61  CH Energy Group, Inc.                                                                               418,507        0.21%
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   62  CILCORP Inc.                                                                                        360,009        0.18%
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   63  SIGCORP, Inc.                                                                                       297,865        0.15%
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   64  Central Vermont Public Service Corp                                                                 297,662        0.15%
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   65  Otter Tail Power Company                                                                            227,477        0.12%
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   66  MDU Resources Group, Inc.                                                                           211,453        0.11%
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   67  Bangor Hydro-Electric Company                                                                       195,144        0.10%
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   68  Citizens Utilities Company                                                                          190,051        0.10%
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   69  Green Mountain Power Corporation                                                                    184,304        0.09%
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   70  Madison Gas and Electric Company                                                                    169,563        0.09%
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   71  Unitil Corporation                                                                                  149,639        0.08%
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   72  Black Hills Corporation                                                                             129,236        0.07%
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   73  Northwestern Corporation                                                                             78,415        0.04%
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   74  Maine Public Service Company                                                                         56,602        0.03%
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       Total                                                                                          $195,696,697       100.0%
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

* 1998 data does not reflect changed circumstances occurring since December 31, 1998.
# 1998 data does not reflect ComEd's 1999 divestiture of approximately 9300 MW of fossil-fired generation to Edison Mission Energy. If the $4.8 billion value of that transaction were to be subtracted from the value of Exelon's assets reflected in the foregoing table, Exelon's rank in the asset listing would fall from second to seventh. Exelon's rank in the revenues listing likely also would fall as a result of lost opportunities for wholesale sales, although Exelon is unable to readily quantify the magnitude of such change in revenues.

Data Source: Exelon utilizes data first submitted by American Electric Power Company, Inc., and Central and Southwest Corporation in their Amendment No. 5 to their Form U-1, filed on May 24, 2000, and later submitted by New Century Energies, Inc., and Northern States Power Company in their Amendment No. 3 their Form U-1, filed on August 3, 2000. The information was developed for AEP and CSW by Navigant Consulting, Inc., using Form 10-K filings and FERC Form 1 filings.